Tender Offer Frequently Asked Questions June 10, 2025

1 • How do you expect to allocate the bridge takeout between GN and S&S? • This is subject to continuing evaluation and revision and depends on a number of factors, including the proceeds expected from the monetization of the retained stake and the receptivity of capital markets to debt offerings of GN and S&S. We expect a majority of bridge debt to remain at GN and a smaller, but not insignificant amount at S&S • Do any bonds port to S&S? • No, all bonds stay at GN • What is the anti-boycott consent language inserted into the bonds? • Language does not restrict customary cooperation agreements • Language only prohibits holders from agreeing with other holders not to buy new issue debt for cash (e.g. bridge takeout) • No restrictions on cooperation agreements for self-defense with respect to exchanges or purchases of existing debt • We plan to expressly clarify in the relevant supplemental indentures and junior lien exchange indentures, if issued, that the anti-boycott provision shall be construed solely to prohibit “Boycott Agreements” that apply in respect of newly-issued debt for cash • What is WBD’s ability / desire to upsize tenders? • There are incremental bridge proceeds not being used in the tenders, consents and the associated transaction S&U (taxes, fees) • The bridge also provides for an upsize option of up to $2.5bn upon the mutual agreement of the Company and J.P. Morgan • WBD retains the option to upsize any pool or tranche cap, to repay debt post tender offer, or even upsize the bridge for any of the above • Are proceeds from the sale of GN’s retained stake in S&S required to be used to repay debt? Timing? • Our intention is to use proceeds from the sale of the retained stake in S&S to repay GN debt (and for no other purpose), in order to preserve the tax free status of the overall separation. This is driven by tax as well as our stated goal of de-leveraging • If GN monetizes this stake within the first 12 months of the separation and uses those proceeds to retire debt, WBD expects that the proceeds will be tax free. The stake will need to be monetized within 3-5 years to preserve the tax-free treatment of the separation Frequently Asked Questions

2 • Post-spin, is there a moratorium on M&A at either silo? • We have not had nor are we planning to have M&A discussions or negotiations with counter-parties about either GN or S&S at any point prior to the spin, therefore, we expect to have the flexibility to pursue post-spin M&A initiated by any potential counter-party. Otherwise, customary restrictions on post-spin M&A will apply • Why can WBD take out the 32s/52s/62s? • The separation agreement with AT&T allows for this provided WBD delivers a tax opinion, which WBD has provided • WBD may consider making an offer to purchase or otherwise retire some of the WMH 42s after closing, subject to any covenants or limitations in the amended notes and/or junior lien exchange notes, if issued • What happens with FCF between now and close? • There is no requirement as to how it will be used, but the Company’s current intention is to use it to continue to de-lever • Is there CODI tax on the discount realized in the tenders? • Yes – at 100% participation, this is c. $800m of cash tax • What happens with securitization? • Post spin, we intend for there to be two separate facilities, one related to content sales and one related to U.S. network receivables • Majority of balances would be attributed to the studio business, as a lot of these are long-dated studio receivables • Relative sizes will be a function of receivables pool, but we do not expect a material change in overall pool size (current pool is c. $4.7bn) • What happens if I tender after 6/13? • Tender instructions submitted after the Consent Expiration (6/13) and prior to the Early Tender Deadline (6/23) will not receive any Consent Payment, and will not be eligible to receive Amended Notes for any notes not repurchased as a result of pro-ration Frequently Asked Questions (cont.)

No Offer or Solicitation This presentation is neither an offer to purchase nor a solicitation of an offer to sell any securities. The tender offers and the consent solicitations referred to herein are being made only by, and pursuant to the terms of, the Offer to Purchase and Consent Solicitation Statement, dated June 9, 2025. The tender offers and the consent solicitations do not constitute an offer to buy or the solicitation of an offer to sell the notes and debentures described herein in any jurisdiction in which such offer or solicitation is unlawful. The tender offers and the consent solicitations are void in all jurisdictions where they are prohibited. Cautionary Statement Regarding Forward-Looking Information This presentation contains certain “forward-looking statements.” Forward-looking statements include, without limitation, statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. These forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties and on information available to the Company as of the date hereof. Forward-looking statements include, without limitation, statements about the benefits of the separation transaction, including future financial and operating results, the future company plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties outside of our control. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: the occurrence of any event, change or other circumstances that could give rise to the abandonment of the separation transaction or pursuit of a different structure; risks that any of the conditions to the separation transaction may not be satisfied in a timely manner; risks related to potential litigation brought in connection with the separation transaction; uncertainties as to the timing of the separation transaction; risks and costs related to the Separation Transaction, including risks relating to changes to the configuration of the Company’s existing businesses; the risk that implementing the separation transaction may be more difficult, time consuming or costly than expected; risks related to financial community and rating agency perceptions of the Company and its business, operations, financial condition and the industry in which it operates; risks related to disruption of management time from ongoing business operations due to the Separation Transaction; failure to realize the benefits expected from the Separation Transaction; effects of the announcement, pendency or completion of the separation transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its suppliers, and on its operating results and businesses generally; risks related to the potential impact of general economic, political and market factors on the Company as it implements separation; risks related to obtaining permanent financing to refinance the bridge facility on favorable terms in a timely manner or at all; and risks related to the tender offers and consent solicitations, including that the conditions to completion of the tender offers and consent solicitations, and funding under the bridge facility, are not satisfied. The Company’s actual results could differ materially from those stated or implied, due to risks and uncertainties associated with its business, which include the risks related to the Separation Transaction, the Tender Offers and the Consent Solicitations. Discussions of additional risks and uncertainties are contained in the Company’s filings with the Securities and Exchange Commission, including but not limited to the Company’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K. The Company is not under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. Disclaimer